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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 13, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                    1-16455                76-0655566
    (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
          of Incorporation)                                  Identification No.)


               1111 Louisiana Street
                  Houston, Texas                                   77002
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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Item 5.  Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s press release dated April 13, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               99.1 Press Release issued by Reliant Resources, Inc. dated April
                    13, 2003.

               99.2 Consolidated financial statements of Orion Power Holdings,
                    Inc., a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the fiscal years ended December 31, 2000, 2001 and 2002.

Item 9.  Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the consolidated financial statements of Orion Power Holdings, Inc., a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the fiscal years ended December 31, 2000, 2001 and 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RELIANT RESOURCES, INC.
                                                           (Registrant)


Date: April 16, 2003                        By:      /s/ Thomas C. Livengood
                                               ---------------------------------
                                                       Thomas C. Livengood
                                                       Vice President and
                                                       Controller

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                                  EXHIBIT INDEX

Exhibit
Number   Exhibit Description
-------  -------------------

99.1     Press Release issued by Reliant Resources, Inc. on April 13, 2003.

99.2 Consolidated financial statements of Orion Power Holdings, Inc., a wholly-owned subsidiary of Reliant Resources, Inc., and management's narrative analysis of financial condition and results of operations for the fiscal years ended December 31, 2000, 2001 and 2002.